SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2000

                           Penn National Gaming, Inc.

                 (Exact name of registrant specified in Charter)


            Pennsylvania        000-24206          23-2234473

           (State or other     (Commission       (IRS Employee
           jurisdiction of     File Number)      Identification No.)
           incorporation)


           825 Berkshire Boulevard, Suite 200
                     Wyomissing, PA                             19610
        (Address of principal executive offices)               Zip Code

          Registrant's   telephone,   including   area  code:
                        610-373-2400

    (Former name and former address, if changed since last report)



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Item 2.  Acquisition of Assets

(a) On August 8, 2000 (the "Closing Date"), the Registrant completed its previously announced acquisition of substantially all of the assets (the "Acquisitions") of the Casino Magic hotel, casino, golf resort, recreational vehicle park and marina in Bay St. Louis, Mississippi ("Casino Magic Bay St. Louis") and the Boomtown Biloxi casino in Biloxi, Mississippi ("Boomtown Biloxi"), from certain subsidiaries of Pinnacle Entertainment, Inc. The Acquisition of Casino Magic Bay St. Louis and Boomtown Biloxi were consummated by BSL, Inc. and BTN, Inc., respectively, each of which is a wholly-owned subsidiary of the Registrant. The Casino Magic Bay St. Louis Acquisition was accomplished pursuant to the terms of an Asset Purchase Agreement, dated as of December 9, 1999, as amended, by and among BSL, Inc. and Casino Magic Corp. The Boomtown Biloxi Acquisition was accomplished pursuant to the terms of an Asset Purchase Agreement, dated as of December 9, 1999, as amended, by and among BTN, Inc. and Boomtown Inc. The terms of each of the Purchase Agreements were the result of arm's length negotiations among the parties. The aggregate consideration paid by the Registrant for the Acquisitions was $195,000,000 cash, which was funded by the Registrant's concurrent execution of a new $350 million credit facility.

(b) The assets acquired pursuant to the Acquisitions from Casino Magic Corp. and Boomtown Inc. were used in the operation of casinos at the Casino Magic Bay St. Louis and Boomtown Biloxi properties, respectively. The Registrant intends to continue the use of such assets in the casino business.

The Registrant issued a press release announcing the completion of the Acquisition, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

         (b)      Pro forma Financial Information.
                  -------------------------------

                  To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

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   (c)      Exhibits.
            --------

Exhibit No.       Description of Document

2.1 Asset Purchase Agreement dated as of December 9, 1999 between BSL, Inc. and Casino Magic Corp. (Exhibit 99.2) (1)

2.2 First Amendment to Asset Purchase Agreement dated as of December 17, 1999 between BSL, Inc. and Casino Magic Corp. (Exhibit 99.5) (1)

2.3 * Second Amendment to Asset Purchase Agreement dated as of August 1, 2000 between BSL, Inc. and Casino Magic Corp.

2.4 Asset Purchase Agreement dated as of December 9, 1999 between BTN, Inc. and Boomtown Inc. (Exhibit 99.6) (1)

2.5 First Amendment to Asset Purchase Agreement dated as of December 17, 1999 between BTN, Inc. and Boomtown Inc. (Exhibit 99.9) (1)

2.6 * Second Amendment to Asset Purchase Agreement dated as of August 1, 2000 between BTN, Inc. and Boomtown Inc.

10.1 * Credit Agreement among Penn National Gaming, Inc., as Borrower, the Several Lenders from time to time parties hereto, Lehman Brothers Inc., as Lead Arranger and Book-Running Manager, CIBC World Markets Corp., as Co-Lead Arranger and Co-Book Running Manager, Lehman Commercial Paper Inc., as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent, and The CIT Group/Equipment Financing, Inc., First Union National Bank and Wells Fargo Bank, N.A., as Documentation Agents, dated as of August 8, 2000.

99.1 * Press Release dated August 8, 2000 ------------ * Filed herewith.

(1) Previously filed as an exhibit to the Registrant's Form 8-K dated December 9, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENN NATIONAL GAMING, INC.



Date:  August 23, 2000            By:  /s/ Robert S. Ippolito
                                       Robert S. Ippolito
                                       Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION OF DOCUMENT

2.3 Second Amendment to Asset Purchase Agreement dated as of August 1, 2000 between BSL, Inc. and Casino Magic Corp.

2.6 Second Amendment to Asset Purchase Agreement dated as of August 1, 2000 between BTN, Inc. and Boomtown Inc.

10.1 Credit Agreement among Penn National Gaming, Inc., as Borrower, the Several Lenders from time to time parties hereto, Lehman Brothers Inc., as Lead Arranger and Book-Running Manager, CIBC World Markets Corp., as Co-Lead Arranger and Co-Book Running Manager, Lehman Commercial Paper Inc., as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent, and The CIT Group/Equipment Financing, Inc., First Union National Bank and Wells Fargo Bank, N.A., as Documentation Agents, dated as of August 8, 2000.

99.1 Press Release dated August 8, 2000

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